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                           LEASE AGREEMENT                         Exhibit 10.22

THIS AGREEMENT, made the 22nd day of September one thousand nine hundred and ninety-two (1992), by and between MARY B. CARFAGNO (hereinafter called Lessor),

of the one part, and WASTE CONCEPTS, INC., a Pennsylvania corporation

(hereinafter called Lessee), of the other part.

     WITNESSETH THAT: Lessor does hereby demise and let unto Lessee all that certain lot or piece of ground with buildings and improvements erected thereon known as 2230 DeKalb Street, East Norriton Township, Montgomery County, PA, zoned R-O Residential - Office in the County of Montgomery, State of Pennsylvania, to be used and occupied as offices for the term of two (2) years beginning the 1st day of July one thousand nine hundred and ninety-two (1992), and ending the 30th day of June one thousand nine hundred and ninety-four (1994), for the minimum annual rental of Thirty-Six Thousand Dollars (Dollars) ($36,000.00), lawful money of the United States of America, payable in monthly installments in advance during the said term of this lease, or any renewal hereof, in sums of Three Thousand Dollars Dollars ($3,000.00) on the 1st day of each month, rent to begin from the 1st day of July, 1992, the first installment to be paid at the time of signing this lease.





     If Lessor is unable to give Lessee possession of the demised premises, as herein provided, by reason of the holding over a previous occupant, or by reason of any cause beyond the control of the Lessor, the Lessor shall not be liable in damages to the Lessee therefor, and during the period that the Lessor is unable to give possession, all rights and remedies of both parties hereunder shall be suspended.

     (a) Lessee agrees to pay as rent in addition to the minimum rental herein reserved any and all sums which may become due by reason of the failure of Lessee to comply with all the convenants of this lease and pay any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on his part to comply with the covenants of this lease, and each of them, and also any and all damages of the demised premises caused by any act or neglect of the Lessee.

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     All rents shall be payable without prior notice or demand at the office of
Lessor in 187 Valley Stream Lane, Chesterbrook, Wayne, PA 19087 or at such other place as Lessor may from time to time designate by notice in writing.

     Lessee convenants and agrees that he will without demand

     (a) Pay the rent and all other charges herein reserved as rent on the days and times and at the place that the same are made payable, without fail, and if Lessor shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights. Lessee agrees that any charge or payment herein reserved, included or agreed to be treated or collected as rent and/or any other charges or taxes, expenses, or costs herein agreed to be paid by the Lessee may be proceeded for and recovered by the Lessor by distraint or other process in the same manner as rent due and in arrears.

     (b) Keep the demised premises clean and free from all ashes, dirt and other refuse matter; replace all glass windows, doors, etc., broken; keep all waste and drain pipes open; repair all damage to plumbing and to the premises in general keep the same in good order and repair as they now are, reasonable wear and tear and damage by accidental fire or other casualty not occurring through negligence of Lessee has herein agreed to deep the same during the continuance of this lease.

     (c) Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statue or local ordinance or regulation applicable to Lessee or his use of the demised premises, and save Lessor harmless from penalties, fines, costs or damages resulting from failure to do so.

     (d) Use every reasonable precaution against fire.

     (e) Comply with rules and regulations of Lessor promulgated as hereinafter provided.

     (f) Peaceably deliver up surrender possession of the demised premises to the Lessor at the expiration or sooner termination of this lease, promptly delivering to Lessor at his office all keys for the demised premises.

     (g) Give to Lessor prompt written notice of any accident, fire, or damage occurring on or to the demised premises.

     (h) Lessee shall be responsible for the condition of the pavement, curb, cellar doors, awnings and other erections in the pavement during the term of this lease; shall keep the pavement free from snow and ice; and shall be and hereby agrees that Lessee is solely liable for any accidents, due or alleged to be due to their defective condition, or to any accumulations of snow and ice.

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     Lessee covenants and agrees that he will do none of the following things without the consent in writing of Lessor first had and obtained:

     (a) Occupy the demised premises in any other manner or for any other purpose than as above set forth.

     (b) Assign, mortgage or pledge this lease under-let or sub-lease the demised premises, or any part thereof, or permit any other person, firm or corporation to occupy the demised premises, or any part thereof; nor shall any assignee or sub-lessee assign, mortgage or pledge this lease or such sub-lease, without an additional written consent by the Lessor, and without such consent no such assignment, mortgage or pledge shall be valid. If the Lessee becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the Lessee shall be sold or leveled upon by any Sheriff, Marshall or Constable, the same shall be a violation of this covenant.

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     (c) Place or allow to be placed any stand, booth, or show case upon the doorsteps, vestibules or outside walls or pavements of said premises, or paint, place, erect or cause to be painted, placed or erected any projection or device on or in any part of the premises. Lessee shall remove any projection or device painted, placed or erected if permission has been granted and restore the walls, etc.,to their former conditions, at or prior to the expiration of this lease. In case of the breach of this covenant (in addition to all other remedies given to Lessor in case of breach of any conditions or covenants of this lease). Lessor shall have the privilege of removing said stand, booth, show case, projection or device, and restoring said walls, etc., to their former condition, and Lessee, at Lessor's option, shall be liable to Lessor for any and all expenses so incurred by Lessor.

     (d) Make any alterations, improvements, or additions to the demised premises. All alterations, improvements, additions or fixtures, whether installed before or after the execution of this lease, shall remain upon the premises at the expiration or sooner determination of this lease and become the property of Lessor, unless Lessor shall, prior to the determination of this lease, have given written notice to Lessee to remove the same, in which event Lessee will remove such alterations, improvements and additions and restore the premises to the same good order and condition in which they now are. Should Lessee fail so to do, Lessor may do so, collecting, at Lessor's option, the cost and expense thereof from Lessee as additional rent.

     (e) Use or operate any machinery that, in Lessor's opinion, is harmful to the building or disturbing to other tenants occupying other parts thereof.

     (f) Place any weights in any portion of the demised premises beyond the safe carrying capacity of the structure.

     (g) Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premise may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this lease, or employ any person or persons objectionable to the fire insurance companies or carry or have any benzine or explosive matter of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any of the conditions or covenants of this lease) Lessee agrees to pay to Lessor as additional rent any and all increase or increases of premiums on insurance carried by Lessor on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, caused in any way by the occupancy of Lessee.

     (h) Remove, attempt to remove or manifest an intention to remove Lessee's goods or property from or out of the demised premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Lessor for all rent which may become due during the entire term of this lease.

     (i) Vacate or desert said premises during the term of this lease, or permit the same to be empty and unoccupied.

     Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the demised premises:

     (a) At all reasonable times by himself or his duly authorized agents to go upon and inspect the demised premises and every part thereof, and/or at his option to make repairs, alterations and additions to the demised premises or the building of which the demised premises is a part.

     (b) At any time or times and from time to time to make such rules and regulations as in his judgment may from time to time be necessary for the safety, care and cleanliness of the premises, and for the preservation of good order therein. Such rules and regulations shall, when noticed thereof is given to Lessee, form a part of this lease.

     (c) To display a "For Sale" sign at any time, and also, after notice from either party of intention to determine this lease, or at any time within three months prior to the expiration of this lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the premises as Lessor may elect and may contain such matter as Lessor shall require. Prospective purchasers or tenants authorized by Lessor may inspect the premises at reasonable hours at any time.

     (d) The Lessor may discontinue all facilities furnished and services rendered, or any of them, by Lessor, not expressly covenanted for herein, it being understood that they constitute no part of the consideration for this lease.

     (a) Lessee agrees to be responsible for and to relieve and hereby relieves the Lessor from all liability by reason of any injury or damage to any person or property in the demised premises, whether belonging to the Lessee or any other person, caused by any fire, breakage or leakage in any part or portion of the demised premises, or any part or portion of the building of which the demised premises is a part, or from water, rain or snow that may leak into, issue or flow from any part of the said premises, or of the building of which the demised premises is a part, or from the drains, pipes, or plumbing work of the same, or from any place or quarter, whether such breakage, leakage, injury or damage be caused by or result from the negligence of Lessor or his servants or agents or any person or persons whatsoever.

     (b) Lessee also agrees to be responsible for and to relieve and hereby relieves Lessor from all liability by reason of any damage or injury to any person or thing which may arise from or be due to the use, misuse or abuse of all or any of the elevators, hatches, openings, stairways, hallways, of any kind whatsoever which may exist or hereafter be erected or constructed on the said premises, or from any kind of injury which may arise from any other cause whatsoever on the said premises or the building of which the demised premises is a part, whether such damage, injury, use, misuse or abuse be caused by or result from the negligence of Lessor, his servants or agents or any other person or persons whatsoever.

     (a) In the event that the demised premises is totally destroyed or so damaged by fire or other casualty not occurring through fault or negligence of the Lessee or those employed by or acting for him, that the same cannot be repaired or restored within a reasonable time, this lease shall absolutely cease and determine, and the rent shall abate for the balance of the term.

     (b) If the damage caused as above be only partial and such that the premises can be restored to their then condition within a reasonable time, the Lessor may, at his option, restore the same with reasonable promptness, reserving the right to enter upon the demised premises for that purpose. The Lessor also reserves the right to enter upon the demised premises whenever necessary to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even though the effect of such entry be to render the demised premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time the Lessor is in possession, taking into account the proportion of the demised premises rendered untenantable and the duration of the Lessor's possession. If a dispute arises as to the amount of rent due under this clause, Lessee agrees to pay the full amount claimed by Lessor. Lessee shall, however, have the right to proceed by law to recover the excess payment, if any.

     (c) Lessor shall make such election to repair the premises or terminate this lease by giving notice thereof to Lessee at the leased premises within thirty days from the day Lessor received notice that the demised premises had been destroyed or damaged by fire or other casualty.

     (d) Lessor shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the building, the interruption in the use of the premises, or the termination of this lease by reason of the destruction of the premises.

     (e) The Lessor has let the demised premises in their present condition and without any representations on the part of the Lessor, his officers, employees, servants and/or agents. It is understood and agreed that Lessor is under no duty to make repairs or alterations at the time of letting or at any time thereafter.

     (f) It is understood and agreed that the Lessor hereof does not warrant or undertake that the Lessee shall be able to obtain a permit under any Zoning Ordinance or Regulation for such use as Lessee intends to make of the said premises, and nothing in this lease contained shall obligate the Lessor to assist Lessee in obtaining said permits, the Lessee further agrees that in the event a permit cannot be obtained by Lessee under any Zoning Ordinance or Regulation, this lease shall not terminate without Lessor's consent, and the Lessee shall use the premises only in a manner permitted under such Zoning Ordinance or Regulation.

     (a) No contact entered into or that may be subsequently entered into by Lessor with Lessee, relative to any alterations, additions, improvements or repairs, nor the failure of Lessor to make such alterations, additions, improvements or repairs as required by any such contract, nor the making by Lessor or his agents or contractors of such alterations, additions, improvements or repairs shall in any way affect the payment of the rent or said other charges at the time specified in this lease.

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     (c) It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, that Lessor shall have the right at all times to enforce the covenants and provisions of this lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Lessor in refraining from so doing at any time or times; and, further, that the failure of Lessor at any time or times to enforce his rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner ordinary to the specific terms, provisions and covenants of this lease or as having in any way or manner modified the same.

     (d) This lease is granted upon the express condition that Lessee and/or the occupants of the premises herein leased, shall not conduct themselves in a manner which the Lessor in his sole opinion may deem improper or objectionable, and that if at any time during the term of this lease or any extension or continuation thereof, Lessee or any occupier of the said premises shall have conducted himself, herself or themselves in a manner which Lessor in his sole opinion deems improper or objectionable. Lessee shall be taken to have broken the covenants and conditions of this lease, and Lessor will be entitled to all of the rights and remedies granted and reserved herein for the Lessee's failure to observe any of the covenants and conditions of this lease.

     (e) In the event of the failure of Lessee promptly to perform the covenants of Section 8(b) hereof, Lessor may go upon the demised premises and perform such covenants, the cost thereof, at the sole option of Lessor, to be charged to Lessee as additional and delinquent rent.

     If the Lessee

     (a) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Lessee, or

     (b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained; or

     (c) Vacates the demised premises or removes or attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Lessor in full for all rent and other charges then due or that may thereafter become due until the expiration of the then current term, above mentioned; or

     (d) Becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee, or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshall or Constable;---------------------------

      then and in any or either of said events, there shall be deemed to be a breach of this lease, and thereupon ipso facto and without entry or other action by Lessor:

     (1) The rent for the entire unexpired balance of the term of the lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by the Lessee, or at the option of Lessor any part thereof, and also all costs and officers, commissions including watchmen's wages and further including the five percent chargeable by Act of Assembly to the Lessor, shall, in addition to any and all installments of rent already due and payable and in arrears and/or any other charge or payment herein reserved, included or agreed to be treated or collected as rent, and/or any other charge, expense or cost herein agreed to be paid by the Lessee which may be due and payable and in arrears, be taken to be due and payable and in arrears as if by the terms and provisions of this lease, the whole balance of unpaid rent and other charges, payments, taxes, costs and expenses were on that date payable in advance, and if this lease or any part thereof is assigned, or if the premises or any part thereof is sub-let, Lessee hereby irrevocably constitutes and appoints Lessor Lessee's agent to collect the rents due by such assignee or sub-lease and apply the same to the rent due hereunder without in any way affecting Lessee's obligation to pay any unpaid balance of rent due hereunder;
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 (2) This lease and the term hereby created shall determine and become absolutely void without any right on the part of the Lessee to save the forfeiture by payment of any sum due or by other performance of any condition, terms or covenant broken, whereupon, Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this lease, less the fair value of the said demised premises, for the residue of said term.

     In the event of any default as above set forth in Section 14, the Lessor, or anyone acting on Lessor's behalf, at Lessor's option:

     (a) May without notice or demand enter the demised premises, breaking open locked doors if necessary to affect entrances, without liability to action for prosecution or damages for such entry or for the manner thereof, for the purpose of distraining or levying and for any other purposes, and take possession of and sell all goods and chattels at auction, on three days' notice served in person on the Lessee or left on the premises, and pay the said Lessor out of the proceeds, and even if the rent be not due and unpaid, should the Lessee at any time remove or attempt to remove goods and chattels from the premises without leaving enough thereon to meet the next periodical payment, Lessor authorizes the Lessor to follow for a period of ninety days after such removal, take possession of and sell at auction, upon like notice, sufficient of such goods to meet the proportion of rent accrued at the time of such removal; and the Lessee hereby releases and discharges the Lessor, and his agents, from all claims, actions, suits, damages, and penalties, for or by reason or on account of any entry, distraint, levy, appraisement or sale: and/or

     (b) May enter the premises, and without demand proceed by distress and sale of the goods there found to levy the rent and/or other charges herein payable as rent, and all costs and officers' commissions, including watchmen's wages and sums chargeable to Lessor, and further including a sum equal to 5% of the amount of the levy as commissions to the constable or other person making the levy, shall be paid by the Lessee, and in such case all costs, officers' commission and other charges shall immediately attach and become part of the claim of Lessor for rent, and any tender of rent without said costs, commission and charges made after the issue of a warrant of distress shall not be sufficient to satisfy the claim of the Lessor, Lessee hereby expressly waives in favor of Lessor the benefit of all laws now made or which may hereafter be made regarding any limitation as to the goods upon which, or the time within which, distress is to be made after removal of goods, and further relieves the Lessor of the obligations of proving or identifying such goods, it being the purpose and intent of this provision that all goods of Lessee, whether upon the demised premises or not, shall be liable to distress for rent. Lessee waives in favor of Lessor all rights under the Act of Assembly of April 6, 1951, P.L. 69, and all supplements and amendments thereto that have been or may hereafter be passed, and authorizes the sale of any goods distrained for rent at any time after five days from said distraint without any appraisement and/or condemnation thereof.

     (c) The Lessee further waives the right to issue a Writ of Replevin under the Pennsylvania Rules of Civil Procedure, No. 1071 Act and Laws of the Commonwealth of Pennsylvania, or under any other law previously enacted and now in force, of which may be hereafter enacted, for the recovery of any articles, household goods, furniture, etc., seized under a distress for rent or levy upon an execution for rent, damages or otherwise; all waivers hereinbefore mentioned are hereby extended to apply to any such actions and/or

     (d) May lease said premises or any part or parts thereof to such person or persons as may in Lessor's discretion seen best and the Lessee shall be liable for any loss of rent for the balance of the then current term.

     If rent and/or any charges hereby reserved as rent shall remain unpaid on any day when the same ought to be paid, Lessee hereby empowers any Prothonotary, Clerk of Court or attorney of any Court of Record to appear for Lessee in any and all actions which may be brought for rent and/or the charges, payments, costs and expenses, and in said rules or in said amicable action or actions to confess judgment against Leesee for all or any part of the rent specified in this lease and then unpaid including, at Lessor's option, the rent for the entire unexpired balance of the term of this lease, and/or other charges, payments, costs and expenses reserved as rent, or agreed to be paid by the Lessee and/or to sign for Lessor an agreement for entering in any competent Court and amicable action or actions for the recovery of rent or other charges, payments, costs and expenses reserved as rent or agreed to be paid by the Lessee, and for interact and costs together with any attorney's commission of 5%. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any of said rent and/or other charges, payments, costs and expenses, reserved as rent shall fall due or be in arrears, and such powers may be exercised as well after the expiration of the original term and/or during any extension or renewal of this lease.

     When this lease shall be determined by condition broken, either during the original term of this lease or any renewal or extension thereof, and also when and as soon as the term hereby created or any extension thereof shall have expired, it shall be lawful of any attorney as attorney for Lessee to file an agreement for entering in any competent Court an amicable action and judgment in ejectment against Lessee and all persons claiming under Lessor for the recovery by Lessor of possession of the herein demised premises, for which this lease shall be his sufficient warrant, whereupon, if Lessor so declares, a writ of Execution or of Possession may issue forthwith, without any prior writ or proceedings whatsoever, and provided that if for any reason after such action shall have been commenced the same shall be determined and the possession of the premises hereby demised remain in or be restored to Lessee, Lessor shall have the right upon any subsequent default or defaults, or upon the termination of this lease as hereinbefore set forth, to bring one of more amicable action or actions as hereinbefore set forth to recover possession of the said premises.

     In any amicable action of ejectment and/or for rent in arrears, Lessor shall first cause to be filed in such action an affidavit made by him or someone acting for him setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence and if a true copy of this lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

     Lessor expressly agrees that any judgment, order or decree entered against him by or in any Court or Magistrate by virtue of the powers of attorney contained in this lease, or otherwise, shall be final, and that he will not take an appeal, certiorari, writ of error, exception or objection to the same, or file a motion or rule to strike off or open or to stay execution of the same, and releases to Lessor and to any and all attorneys who may appear for Lessee all errors in the said proceedings, and all liability therefor, Lessee expressly waives the benefits of all laws, now or hereafter in force, exempting any goods on the demised premises, or elsewhere from distraint, levy or sale in any legal proceedings taken by the Lessor to enforce any rights under the lease. Lessee further waives the right of inquisition on any real estate that may be levied upon to collect any amount which may become due under the terms and conditions of this lease, and does hereby voluntarily condemn the same and authorizes the Prohonotary or Clerk of Court to issue a Writ of Execution or other process upon Lessee's voluntary condemnation, and further agrees that the said real estate may be sold on a Writ of Execution or other process. If proceedings shall be commenced by Lessor to recover possession under the Acts of Assembly, either at the end of the term or sooner termination of this lease, or for nonpayment of rent or any other reason Lessee specifically waives the right to the three months' notice and/or the fifteen or thirty days' notice required by the Act of April 6, 1951, P.L. 69, and agrees that five days' notice shall be sufficient in either or any other case.

     The right to enter judgment against Lessee and to enforce all of the other provisions of this lease hereinabove provided for may, at the option of any assignee of this lease, be exercised by any assignee of this Lessor's right, title and interest in this lease in his, her or their own name, notwithstanding the fact that any or all assignments of the said right, title and interest may not be executed and/or witnessed in accordance with the Act of Assembly of May 28, 1715, I Sm. L. 90, and all supplements and amendments thereto that have been or may hereafter be passed and Lessee hereby expressly waives the requirements of said Act of Assembly and any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

     All of the remedies hereinbefore given to Lessor and all rights and remedies given to him by law and equity shall be cumulative and concurrent. No determination of this lease or the taking or recovering of the premises shall deprive Lessor of any of his remedies or actions against the Lessee for rent due at the time or which, under the terms hereof, would in the future become due as if there had been no determination, or for any and all sums due at the time or which, under the terms hereof, would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

     In the event that the premises demised or any part thereof is taken or condemned for a public or quasi-public use, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of leased space taken or condemned or shall cease if the entire premises be so taken. In either event the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the demised premises, and it is agreed that the Lessee shall not be entitled to any notice whatsoever of the partial or complete termination of this lease by reason of the aforesaid.

     This Agreement of Lease and all its terms, covenants and provisions are and each of them is subject and subordinate to any lease or other arrangement or right to possession, under which the Lessor is in control of the demised premises, to the rights of the owner or owner's of the demised premises and of the land or buildings of which the demised premises are a part, to all rights of the Lessor's landlord and to any and all mortgages and other encumbrances now or hereafter placed upon the demised premises or upon the land and/or the buildings containing the same; and Lessees expressly agrees that if Lessor's tenancy, control, or right to possession shall terminate either by expiration, forfeiture or otherwise, then this lease shall thereupon immediately terminate and the Lessee shall, thereupon, give immediate possession, and Lessee hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid.

     It is hereby mutually agreed that either party hereto may terminate this lease at the end of said term by giving to the other party written notice thereof at least ninety (90) prior thereto, but in default of such notice, this lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the term hereof as are herein contained for a further period of one month and so on from month to month unless or until terminated by either party hereto, giving the other 90 days written notice for removal previous to expiration of the then current term; PROVIDED, however, that should this lease be continued for a further period under the terms hereinabove mentioned, any allowances given Lessee on the rent during the original term shall not extend beyond such intention to change the terms and conditions of this lease, and Lessee shall not within 30 days from such notice notify Lessor of Lessee's intention to vacate the demised premises at the end of the then current term, Lessee shall be considered as Lessee under the terms and conditions mentioned in such notice for a further term as above provided, or for such further term as may be stated in such notice. In the event that Lessee shall give notice, as refuse so to vacate the same on the date designated by such notice, then it is expressly agreed that Lessor shall have the option either (a) to disregard the notice so given as having no affect, in which case all the terms and conditions of this lease shall continue thereafter with full force precisely as if such notice had not been given, or (b) Lessor may, at any time within thirty days after the present term or any renewal or extension thereof, as aforesaid, give the said Lessee ten days' written notice of his intention to terminate the said lease; whereupon the Lessee expressly agrees to vacate said premises at the expiration of the said period of ten days specified in said notice. All powers granted to Lessor by this lease may be exercised and all obligations imposed upon Lessee by this lease shall be performed by Lessee as well during any extension of this original term of this lease as during the original term itself.

     All notices required to be given by Lessor to Lessee shall be sufficiently given by leaving the same upon the demised premises, but notices given by Lessee to Lessor must be given by registered mail, and as against Lessor the only admissible evidence that notice has been given by Lessee shall be a registry return receipt signed by Lessor or his agent.

     It is expressly understood and agreed by and between the parties hereto that this lease and the riders attached hereto and forming a part hereof set forth all the promises, agreements, conditions and understandings between Lessor or his Agent and Lessee relative to the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that, except, as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

**subject to the terms of the Addendum attached hereto and the Lessee's option to renew the Lease for a term of three (3) years as set forth therein

              ADDENDUM TO LEASE AGREEMENT DATED              ,1992
                  BY AND BETWEEN MARY B. CARFAGNO, LESSOR, AND
                 WASTE CONCEPTS, INC., A PA CORPORATION, LESSEE,
        RE:  2230 DeKALB STREET, EAST NORRITON TWP., MONTGOMERY CO., PA
        ----------------------------------------------------------------

     With intent to be legally bound hereby, the parties hereto do agree that the following terms and conditions are made part of the aforementioned Lease in like manner as if they were directly set forth therein;

     31. In the event of any inconsistency between the terms of this Addendum and the terms of the preprinted Lease Agreement (Uniform Lease No. 50, revised June, 1970), the terms of this Addendum shall control.

     32. Lessee shall pay as additional rent all charges for utilities and services used or consumed in or supplied to the demised premises including, but not limited to, electric, gas, heating oil and water and sewer. Lessee shall make all such payments directly to the authority or company providing such service. Lessee shall make its own arrangements for such utilities. Lessor shall be under no obligation to furnish any utilities to the demised premises.

     33. Lessee shall be responsible for all repairs and maintenance to the demised premises including, but not limited to, landscaping, lawn care, snow removal, structural and nonstructural repairs, trash removal and janitorial services, provided, however, that Lessor shall be responsible for structural repairs to the exterior walls and structural columns at the demised premises; provided further that Lessee shall give Lessor notice of the necessity for such structural repairs and provided further that the necessity for such structural repairs shall not arise from nor be caused by the negligence or willful acts of Lessee, its agents, officers, employees, licensees, invitees or contractors.

     34. Lessee shall make no alterations, improvements or changes to the demised premises without the Lessor's prior written consent. Lessor reserves the right to condition such consent on, among other things, receipt, review and approval by Lessor of all Plans and specifications relating thereto. Lessee shall also submit on request completed As-Built Plans and specifications to the Lessor upon completion of any such alteration, improvement or change.

     35. Lessee shall be solely responsible for all costs (including, but not limited to, plans, engineering, construction, remodeling, architectural fees, building permits, sewer permits, licenses, use and occupancy permits, land development approval and all other permits or work required by any governmental authority) incurred in connection with use of the demised premises as offices, and Lessee shall be solely responsible for obtaining any and all such approvals and permits in order to use the demised premises for offices.

     36. (a) Lessee, at its expense, shall maintain during the term of this Lease comprehensive general liability insurance and property damage insurance under policies issued by insurers of recognized responsibility having a combined single limit for any one occurrence of not less than $1,000,000.00 for personal injury, bodily injury, death, disease and damage or injury to or destruction of property (including this loss of use) occurring upon, in or about the demised premises and for contractual liability assumed under this Lease. Lessee shall also maintain such other insurance in form and amounts as Lessor may reasonably require.

          (b) Lessee, at its expense, shall maintain all risk insurance in form and amount satisfactory to Lessor on Lessee's fixtures, furnishings, wall coverings, carpeting, drapes, equipment and all other items of personal property of Lessee located on or within the demised premises.

          (c) Such policies shall name Lessor as additional insured and shall provide that Lessor shall receive thirty (30) days' prior written notice of any proposed cancellation, non-renewal of or material change in any such policy. Original certified policies or certificates as Lessee shall elect of all such policies shall be obtained by Lessee and provided to Lessor.

          (d) Lessee shall not obtain any insurance through policies written on a claims-made basis without Lessor's prior written consent, which consent may be conditioned upon any requirements which Lessor may impose.

     37. Any security system installed in the demised premises by Lessor on behalf of Lessee shall remain a part of the demised premises and shall be turned over to Lessor, including any keys and/or combinations, without any cost to Lessor upon termination of this Lease or Lessee's default hereunder.

     38. Lessee shall have the right to erect and maintain signs on the demised premises, provided that said signs shall comply with all applicable ordinances and regulations of the public authorities having jurisdiction. Prior to installation of any exterior signs, the Lessee shall submit a sketch plan indicating the size, color, type and location of each sign to the Lessor for her approval, which approval shall not be unreasonably withheld.

     39. The subject premises is being leased in "AS IS" condition, and the Lessee accepts the responsibility for any renovations, alterations, improvements and decorating that Lessee may require in Lessee's use of the demised premises for offices.

     40.  The demised premises shall be finished by Lessor in the following
          (a) Lessor shall install a central airconditioning system which shall be operational prior to the commencement date of this Lease.

          (b) Lessor shall install a paved parking area consisting of 7 parking spaces and accessways as shown on the Plan attached hereto as Exhibit "B".

          (c) The existing electrical system shall be completely overhauled, upgraded and made operational to serve Lessee's needs.

          (d) All other work on the interior or exterior of the demised premises including, but not limited to, any special plumbing, partitions, floor coverings, and decorating shall be the responsibility of Lessee. Before Lessee undertakes to perform any such work, Lessee shall submit plans and specifications to Lessor for Lessor's approval, which shall be granted or denied by the Lessor within fifteen (15) days. All work done by Lessee shall be completed with materials of equal or better quality as presently exists and in good and workmanlike manner.

     41. In consideration of the payment by Lessee to Lessor of the sum of Five Hundred ($500.00) Dollars payable upon Lessor's execution of this Lease, Lessor grants to Lessee an option (the "Option") to purchase the demised premises for the price and upon the terms and conditions set forth as follows:

         (a) The Option hereby granted shall end and expire on July 1, 1994 (the "Option Period"), time being of the absolute essence of this Option. If Lessee fails to exercise the Option in the manner proscribed herein and to complete settlement under the Agreement of Sale before the expiration of the Option Period, then the Option shall expire and be of no further force and effect.

          (b) The Option shall be exercised as follows: Lessee shall execute and date the Agreement of Sale attached hereto as Exhibit "A" and shall deliver said Agreement to Lessor, said Agreement to be executed and delivered prior to the expiration of the Option Period.

         (c) In the event Lessee exercises the Option, the terms and conditions of the Agreement of Sale attached hereto as Exhibit "A" shall apply and shall on the date the Option is exercised become and constitute the Agreement of the Lessor to sell and the Lessee to purchase the demised Premises.

     42. Lessee shall have the right to renew this Lease for one (1) additional term of three (3) years (the "Renewal Term") commencing on the day following the end of the initial two (2) year term (the "Initial Term") hereof on the same terms and conditions as are in effect immediately prior to the expiration of the Initial Term except for the adjustment of the minimum rent as hereinafter set forth, and further provided that:

         (a) Lessee shall give Lessor a written notice of Lessee's election to renew for the Renewal Term at least three (3) months prior to the expiration of the Initial Term; and

         (b) Lessee shall not be in default as of the date of the giving of such notice of election to renew or as of the commencement date of the Renewal Term; and

         (c)  The minimum rent during the Renewal Term shall be the greater of
(1) Three Thousand ($3,000.00) Dollars per month or (2) Three Thousand ($3,000.00) Dollars per month plus an additional sum equal to the amount necessary to compensate Lessor for Lessor's inability to use the lifetime One Hundred Twenty-Five Thousand

($125,000.00) Dollar capital gains exclusion under the Internal Revenue Code for the sale of Lessor's primary residence on or before June 30, 1994, pro rated monthly over the Renewal Term; and

          (d) If Lessee does not exercise the Option and purchase the demised premises on or before June 30, 1994 and does not exercise the option to renew the Lease for the Renewal Term, Lessee shall pay to Lessor as liquidated damages and not as a penalty the sum necessary to compensate Lessor for Lessor's inability to use the life-time One Hundred Twenty-Five Thousand ($125,000.00) Dollar capital gains exclusion under the Internal Revenue Code for the sale of Lessor's primary residence on or before June 30, 1994, which sum shall be held in an interest bearing escrow account by William L. McKennan C.P.A. (the "Escrow Agent") (interest to follow principal) for a period of six
(6) months or until the demised premises are sold, whichever first occurs.

     If the demised premises are sold and settled within six (6) months, the escrow funds shall be distributed by the Escrow Agent as follows:

               (1) Lessee shall receive an amount equal to thirty percent (30%) of the amount by which the purchase price of the demised premises exceeds Four Hundred Thousand ($400,000.00) Dollars, up to the full amount of the escrow account.

               (2)  The balance, if any, shall be paid to Lessor.
     If the demised premises are not sold and settled within six (6) months, the Escrow Agent shall pay the escrow funds to the Lessor.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have hereunto set their hands and seals this 22nd day of September, 1992.

WITNESS:                                     LESSOR:
                                             /s/Mary B. Carfagno
---------------------------------------      -----------------------------------
                                             MARY B. CARFAGNO


                                             LESSEE:
                                             WASTE CONCEPTS, INC.

ATTEST:
/s/ [ILLEGIBLE], V. Pres.
---------------------------------------      By: [ILLEGIBLE], Pres.
                                                --------------------------------

                                                         S & C 1969B Residential
                                                                     (Rev. 7-90)

                     AGREEMENT FOR THE SALE OF REAL ESTATE
              COPYRIGHT PENNSYLVANIA ASSOCIATION OF REALTORS 1973

               AGENT FOR THE SELLER                    SUBAGENT FOR SELLER


               --------------------                    -------------------
               PA. LICENSED BROKER                     PA. LICENSED BROKER

THIS AGREEMENT, this               day                 of            A.D. 19
                    --------------    ----------------   -----------        ----

1.  PRINCIPALS (1-78) Between               MARY B. CAFAGNO
                              --------------------------------------------------
    ----------------------------------------------------------------------------
    (residing at                      Zip Code      ) hereinafter called Seller,
                ------------------            -------
    and        WASTE CONCEPTS, INC., a Pennsylvania corporation
       ------------------------------------------------------------------------
    ---------------------------------------------------------------------------
    (residing at                      Zip Code       ) hereinafter called Buyer.
                ---------------               -------

2. PROPERTY (7-80) Seller hereby agrees to sell and convey to Buyer, who hereby agrees to purchase;
    ALL THAT CERTAIN lot or piece of ground with buildings and improvements thereon erected, if any, known as:
          2230 DeKalb Street
    ----------------------------------------------------------------------------
                                   in the   Township       of  East Norriton
    ------------------------------        ----------------    ------------------
    County of   Montgomery         State of    Pennsylvania  Zip Code    19401
             ---------------------          ----------------          ----------
    Zoning Classification    R-O Residential - Office
                          ------------------------------------------------------
    Failure of this agreement to contain the zoning classification (except in cases where the property (and each parcel thereof, if subdividable) is zoned solely or primarily to permit single-family dwellings) shall render this agreement voidable at the option of the Buyer, and if voided, any deposits tendered by the Buyer shall be returned to the Buyer without any requirement for class action.

3.  TERMS (3-85)(A) Purchase Price      Four Hundred Thousand
                                   ---------------------------------------------
    ---------------------------------------------------------------------Dollars
    which shall be paid to the Seller by the Buyer as follows:
        (B)  Cash or check at signing this agreement:                $
                                                      -------------- -----------
        (C)  Cash or check to be paid on or before 10 days from      $ 20,000.00
                                                   ---------------   -----------
        (D)           Seller's execution of this Agreement           $
               ----------------------------------------------------  -----------
        (E)  Cash or certified check at time of settlement           $380,000.00
                                                            -------  -----------
                                                            TOTAL    $400,000.00
                                                                     -----------
        (F)  Written approval of Seller to be on or before: 10 days of Buyer's
                                                            --------------------
             execution of this Agreement
             -------------------------------------------------------------------
        (G)  Settlement to be made on or before: 60 days of Seller's execution
                                                 -------------------------------
             of this Agreement but in no event later than June 30, 1994
             -------------------------------------------------------------------
        (H) Conveyance from Seller will be by fee simple deed of special warranty.
        (I) Payment of transfer taxes will be divided equally between Buyer and Seller.
        (J) The following shall be apportioned pro-rata as of and at time of settlement; taxes as levied and assessed, rents, interest on mortgage assumptions, condominium fees and homeowner association fees, if any, water and sewer rents, if any, together with any other lienable municipal services.

MORTGAGE CONTINGENCY (3-85) This sale is NOT contingent upon any mortgage financing except as hereinafter provided.
    SPECIAL CLAUSES

6.  NOTICES & ASSESSMENTS (7-80)
      (A) Seller represents as of the approval date of this agreement that no public improvement, condominium or homeowner association assessments have been made against the premises which remain unpaid and that no notice by any government or public authority has been served upon the Seller or anyone on the Seller's behalf, including notices relating to violations of zoning, housing, building, safety or fire ordinances which remain uncorrected unless otherwise specified herein.
      (B) If required by law, Seller shall deliver to Buyer on or before settlement, a certification from the appropriate municipal department or departments disclosing notice of any uncorrected violation of zoning, housing, building, safety or fire ordinances.
      (C) Buyer is advised that access to a public road may require issuance of a highway occupancy permit from the Department of Transportation.
      (D) Seller will be responsible for any notice of improvements or assessments received on or before the date of Seller's approval of this agreement, unless improvements consist of sewer or water lines not in use.
      (E) Buyer will be responsible for any notice served upon Seller after the approval date of this agreement and for the payment thereafter of any public improvement, condominium or homeowner association assessments.
7.  TITLE AND COST (1-88)
      (A) The premises are to be conveyed free and clear of all liens, encumbrances, and easements, EXCEPTING HOWEVER, the following: existing building restrictions, ordinances, easements of roads, easements visible upon the ground, privileges or rights of public service companies, if any; otherwise the title to the above described real estate shall be good and marketable and such as will be insured by a reputable Title Insurance Company at the regular rates.
      (B) In the event the Seller is unable to give a good and marketable title and such as will be insured by a reputable Title Company, subject to aforesaid, Buyer shall have the option of taking such title as the Seller can give without abatement of price of being repaid all monies paid by Buyer to the Seller on account of the purchase price and the Seller will reimburse the Buyer for any costs incurred by the Buyer for those items specified in paragraph 7(C) Items (1),(2),(3), and in paragraph 7(D); and in the latter event there shall be no further liability or obligation on either of the parties hereto and this agreement shall become NULL AND VOID and all copies will be returned to Seller's Agent for cancellation.
      (C) The Buyer will pay for the following:
             (1) The premium for mechanics lien insurance and/or title search, or fee for cancellation of same, if any.
             (2) The premiums for flood insurance and/or fire insurance with extended coverage, insurance binder charges or cancellation fee, if any.
             (3) Appraisal fees and charges paid in advance to mortgagee if any.
             (4) Buyer's normal settlement costs and accruals.
      (D) Any survey or surveys which may be required by the Title Insurance Company or the abstracting attorney, for the preparation of an adequate legal description of the premises (or the correction thereof), shall be accrued and paid for by the Seller. However, any survey or surveys desired by the Buyer or required by his/her mortgagee shall be accrued and paid for by the Buyer.
8. FIXTURES, TREES, SHRUBBERY, ETC.(1-81) All existing plumbing, heating and lighting fixtures (including chandeliers) and systems appurtenant thereto and forming a part thereof, and other permanent fixures, as well as all ranges, laundry tubs, T.V. antennas, masts and rotor systems, together with wall to wall carpeting, screens, storm sash and/or doors, shades, awnings, venetian blinds, couplings for automatic washers and dryers, etc., radiator covers, cornices, kitchen cabinets, drapery rods, drapery rod hardware, curtain rods, curtain rod hardware, all trees, shrubbery, plantings now in or on property, if any, unless specifically excepted in this agreement, are included in the sale and purchase price. None of the above mentioned items shall be removed by the Seller from the premises after the date of this agreement. Any remaining heating and/or cooking fuels stored on the premises at time of settlement are also included under this agreement. Seller herby warrants that he will deliver good title to all of the articles described in this paragraph, and any other fixtures or items of personalty specifically scheduled and to be included in this sale.
9. DEPOSIT AND RECOVERY FUND (4-98) Deposits, regardless of the form of payment and the person designated as payee, shall be paid to Agent for the Seller who shall retain them in an escrow account until consummation or termination of this Agreement in conformity with all applicable laws and regulations. Agent for the Seller may, at his or her sole option, hold any uncashed check tendered as deposit, pending the acceptance of this offer. Buyer and Seller agree that, in the event the Agent and/or Subagent are/is joined in litigation for the return of deposit monies, the Agent's and/or Subagent's attorney fees and costs will be paid by the party joining the Agent or Subagent.
    A Real Estate Recovery Fund exists to reimburse any persons who have obtained a final civil judgment against Pennsylvania real estate licensee owing to fraud, misrepresentation, or deceit in a real estate transaction and who have been unable to collect the judgment after exhausting all legal and equitable remedies. For complete details about the Fund, call (717) 783- 3658.
10. POSSESSION AND TENDER (3-98)
      (A) Possession is to be delivered by deed, keys and physical possession to a vacant building (if any) broom clean, free of debris at day and time of settlement, or by deed and assignment of existing lease(s) at time of settlement if premises are tenant occupied at the signing of this agreement, unless otherwise specified herein. Buyer will acknowledge existing lease(s) by initialing said lease(s) at time of signing of this agreement of sale if tenant occupied.
      (B) Seller will not enter into any new leases, written extension of existing leases, if any, or additional leases for the premises without expressed written consent of the Buyer.
      (C) Formal tender of an executed deed and purchase money is hereby waived.
      (D) Buyer reserves the right to make a pre-settlement inspection of the subject premises.
11. MAINTENANCE AND RISK OF LOSS (3-55)
      (A) Seller shall maintain the property (including all items mentioned in paragraph #8 herein) and any personal property specifically scheduled herein in its present condition, normal wear and tear excepted.
      (B) Seller shall bear risk of loss from fire or other casualties until time of settlement In the event of damage to any property included in this sale by fire or other casualties, not repaired or replaced prior to settlement. Buyer shall have the option of rescinding this agreement and receiving all monies paid on account or of accepting the property in its then condition together with the proceeds of any insurance recovery obtainable by Seller. Buyer is hereby notified that he may insure his equitable interest in this property as of the time of the acceptance of this agreement.
12. RECORDING (3-85) This agreement shall not be recorded in the Office for the Recording of Deeds or in any other office or place of public record and if Buyer causes or permits this agreement to be recorded, Seller may elect to treat such act as a breach of this agreement.
13. ASSIGNMENT (3-85) This agreement shall be binding upon the parties, their respective heirs, personal representatives, guardians and successors, and to the extent assignable, on the assigns of the parties hereto, it being expressly understood, however, that the Buyer shall not transfer or assign this agreement without the written consent of the Seller.
14. DEFAULT-TIME OF THE ESSENCE (1-79) The said time for settlement and all other times referred to for the performance of any of the obligations of this agrement are hereby agreed to be of the essence of this agreement. Should the Buyer:
      (A) Fail to make any additional payments as specified in paragraph #3, or
      (B) Furnish false or incomplete information to the Seller, the Seller's Agent, or the mortgage lender, concerning the Buyer's legal or financial status, or fail to cooperate in the processing of the mortgage loan application, which acts would result in the failure to obtain the approval of a mortgage loan commitment or
      (C) Violate or fail to fulfill and perform any other terms or conditions of this agreement, then in such case, all deposit money and other sums paid by the Buyer on account of the purchase price, whether required by this agreement or not, may be retained by the Seller: (1) On account of the purchase, or (2) As monies to be assigned to the Seller's damages, or (3) As liquidated damages for such breach, as the Seller may elect and in the event that the Seller elects to retain the monies as liquidated damages in accordance with paragraph #14(3), the Seller shall be released from all liability or obligations and this agreement shall be NULL AND VOID and all copies will be returned to the Seller's Agent for cancellation.
15. AGENT(S)(3-85)It is expressly understood and agreed between the parties that the named Agent, Broker, and any Subagent, Broker and their salespeople, employees, officers and or partners, are Agent(s) for the Seller, not the Buyer, however, the Agent(s) may perform services for the Buyer in connection with financing, insurance and document preparation.
16. REPRESENTATIONS(3-85)It is understood that Buyer has inspected the property, or hereby waives the right to do so and has agreed to purchase it as a result of such inspection and not because of or in reliance upon any representation made by the Seller or any other officer, partner or employees of Seller, or by the Agent, Subagent, if any, of the Seller, their salespeople and employees, officers and or partners.
     The Buyer has agreed to purchase it in its present condition unless specified herein. It is further understood that this agreement contains the whole agreement between the Seller and the Buyer and there are no other terms, obligations, covenants, representations, statements or conditions, oral or otherwise of any kind whatsoever concerning this sale.
     Furthermore, this agreement shall not be altered, amended, changed or modified except in writing disputed by the parties.
              APPROVAL BY BUYER             BUYER                         (SEAL)
                                                  -----------------------
WITNESS AS
TO BUYER                                    BUYER                         (SEAL)
         ----------------------------------       -----------------------
WITNESS AS
TO BUYER                                    BUYER                         (SEAL)
         ----------------------------------       ------------------------
APPROVAL BY SELLER
     Seller herby approves the above contract this       day of       A.D. 19
                                                  -------      ------        ---

WITNESS AS
TO SELLER                                   SELLER                        (SEAL)
         ----------------------------------       ------------------------
WITNESS AS
TO SELLER                                   SELLER                        (SEAL)
         ----------------------------------       ------------------------

AGENT BY:                                   SELLER                        (SEAL)
        -----------------------------------       -----------------------

TO:                                (Agent)  Date                           19
  ---------------------------------              -------------------------   ---

In conjunction with the purchase of the premises described in this agreement of sale attached hereto, I/We hereby authorize your firm to perform the services as indicated below by my/our inititals.





A. Order Title Insurance in any reputable
   title insurance company                                            (INITIALS)
                           -------------------------------  ----------
B. Order Insurance in the amount of $                     [ ] Homeowner
                                     ---------------------
   [ ] Fire & Extended Coverage  [ ] Flood                            (INITIALS)
                                                            ----------
C.                                                                    (INITIALS)
   -------------------------------------------------------  ----------

                                                   FILE
                                                                         APM:fbg
                                                                    May 16, 1994
                                                                        292185.3



                          AMENDMENT TO LEASE AGREEMENT
                          ----------------------------



     THIS AMENDMENT TO LEASE AGREEMENT by and between CSR ASSOCIATES, a Pennsylvania General Partnership ("Lessor"), with an address c/o Carmen S. Carfagno, Crompco Corporation, 735 Morris Road, Blue Bell, PA 19422 and WASTE CONCEPTS, INC., a Pennsylvania Corporation ("Lessee"), with an address of 2230 DeKalb Pike, East Norriton Township, PA 19401


                                  WITNESSETH:
                                  -----------


     WHEREAS, Lessee entered into a certain Lease Agreement (the "Lease Agreement") with Mary B. Carfagno, as Lessor, dated September 22, 1992, for the rental of certain real property located at 2230 Dekalb Pike, East Norriton Township, Pennsylvania (the "Leased Premises");

     WHEREAS, the Lessor purchased the Leased Premises from Mary B. Carfagno on December 30, 1993;

     WHEREAS, pursuant to an Addendum to the Lease Agreement dated September 22, 1992, ("Addendum") the Lessee has an option to purchase the Leased Premises on or before June 30, 1994 ("Option Date");

     WHEREAS, the Addendum further provides that the Lessee will pay a penalty in the event that it does not exercise its option to purchase the Leased Premises or on before the Option Date;

     WHEREAS, the Lessor and Lessee have agreed to modify Lessee's option to purchase the Leased Premises and to grant to Lessee the option to terminate the Lease Agreement in consideration for the Lessor's agreement to waive the penalty for failure to exercise such option; and

     WHEREAS, the Lessor and the Lessee desire to amend the Lease Agreement and Addendum in accordance with the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, together with other good and valuable consideration acknowledged to have been exchanged and received, and with the foregoing recital paragraphs incorporated herein by this reference, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. The term of the Lease Agreement shall be three (3) years commencing on January 1, 1994. Notwithstanding the preceding sentence, Lessee shall have the right to terminate this Lease Agreement at any time prior to the expiration of the term thereof upon one hundred eighty (180) days prior written notice to Lessor, provided that either (i) Lessor obtains a new tenant to lease the Leased Premises for the balance of the term upon identical terms and conditions as set forth in the Lease Agreement as amended, or (ii) Lessee obtains a new tenant that shall be satisfactory to Lessor, at Lessor's sole discretion, to lease the Leased Premises for the balance of the term upon identical terms and conditions as set forth in the Lease Agreement, as amended.

     2. The rent during the term of the Lease Agreement shall be THREE THOUSAND ($3,000.00) DOLLARS per month payable on the first day of each month effective as of January 1, 1994.

     3. Paragraph 41 of the Addendum, granting the Lessee the option to purchase the Leased Premises, is hereby deleted in its entirety and shall be replaced with the following:

          PURCHASE OPTION. The Lessee shall have the exclusive option to purchase the Leased Premises at its Fair Market Value, as hereinafter defined, during the term of this Lease ("Purchase Option"). The Purchase Option is exercisable only on the first business day of each calendar year commencing in 1995 by providing the Lessor written notice, sent by certified mail, return receipt requested, and postmarked on the first business day subsequent to the beginning of each calendar year. Once the Purchase Option is exercised, the Fair Market Value shall be determined by the Lessor and the Lessee selecting a mutually acceptable appraiser to determine the Fair Market Value of the Leased Premises, whose determination shall be conclusive and binding upon the Lessor and Lessee. The purchase price for the Leased Premises shall be payable in full in certified or other same day funds without any contingencies for financing or otherwise at the closing, which shall be thirty (30) days subsequent to the exercise of the Purchase Option. The parties shall further execute an Agreement of Sale upon such terms and conditions that are mutually agreeable by the parties, and which shall provide for marketable title insurable by a title insurance company selected by the Lessee.

     4. Subparagraph 42(c) of the Addendum, granting the Lessee the option to renew the Lease Agreement, is hereby deleted in its entirety and amended to read as follows:

          The minimum rent during the Renewal Term shall be THREE THOUSAND THREE HUNDRED ($3,300.00) DOLLARS per month.

     5.   Subparagraph 42(d) of the Addendum is hereby deleted in its entirety.

     6. All of the remaining terms and conditions of the Lease Agreement and the Addendum shall remain in full force and effect during the term of the Lease Agreement and any renewals thereof.

     7. Lessor hereby grants to Lessee the right of first refusal to acquire the Leased Premises upon the terms and conditions set forth in this Paragraph
7. In the event that the Lessor receives a bona fide offer during the term of this Agreement to purchase the Leased Premises (the "Offer"), the Lessor shall give notice of the Offer to the Lessee by certified mail, return receipt requested. The Lessee shall then have thirty (30) days in which to elect to acquire the Leased Premises upon terms and conditions identical to those set forth in the Offer. The thirty day period shall commence upon receipt of the Offer by the Lessee. If an election to purchase the Leased Premises is made by the Lessee, written notice of such election must be mailed to the Lessor by certified mail, return receipt requested, within the thirty day period. Failure of the Lessee to accept the Offer in the manner provided herein shall be deemed a rejection of the Offer. If the Lessee accepts the Offer, it shall purchase the Leased Premises upon the same terms and conditions as are set forth in the Offer. In the event that Lessee shall not exercise the option to purchase the Leased Premises, the Lessor shall be free to dispose of the Leased Premises pursuant to the terms of the Offer without the approval of the Lessee.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.



                                       LESSEE:


ATTEST:                                WASTE CONCEPTS, INC.

                                       By: /s/ [ILLEGIBLE]
--------------------------------          -----------------------------
               (Asst.) Secretary                              President



                                       LESSOR:


WITNESS:                               CSR ASSOCIATES

  /s/ [ILLEGIBLE]                      By: /s/ Carmen S. Carfagno
--------------------------------           -----------------------------------
                                           Carmen S. Carfagno, General Partner

                      SECOND AMENDMENT TO LEASE AGREEMENT
                      -----------------------------------


     This second amendment to Lease Agreement ("Second Amendment") is made by and between CSR Associates, a Pennsylvania General Partnership ("Lessor"), with an address of c/o Carmen S. Carfagno, Crompco Corporation, 735 Morris Road, Blue Bell, Pennsylvania 19422 and Waste Concepts, Inc., a Pennsylvania Corporation ("Lessee"), with an address of 2230 DeKalb Pike, Norristown, Pennsylvania 19401.

WITNESSETH:

     Whereas, Lessee entered into a certain Lease Agreement, (the "Lease Agreement"), along with Addendum to Lease Agreement ("Addendum") with Mary B. Carfagno, as Lessor, dated September 23, 1992, for the rental of certain real property located at 2230 DeKalb Pike, Norristown, Pennsylvania (the "Leased Premises");

     Whereas, the Lessor purchased the Leased Premised from Mary B. Carfagno on December 30, 1993;

     Whereas, an Amendment to Lease Agreement (the "Amendment") was entered into Lessor and Lessee on or about May 16, 1994 (the Lease Agreement, Addendum and Amendment shall hereinafter collectively be referred to as the "Lease"); and

     Whereas, the Lessor and Lessee have agreed to modify the Lease based upon the terms hereinafter set forth.

     NOW THEREFORE, in consideration of the mutual covenants contained herein, together with other good and valuable consideration acknowledged to have been exchanged and received, and with the foregoing recital paragraphs incorporated herein by this reference, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Notwithstanding any term to the contrary in the Lease, commencing on January 1, 1997, the minimum rent during the Renewal Term, which is January 1, 1997 to December 31, 1999 ("Renewal Term"), shall be Four Thousand ($4,000.00) dollars per month. Accordingly, the amount of the minimum rent set forth in paragraph 4 of the Amendment is hereby deleted and the sum of $4,000.00 is substituted for the sum of $3,300.00.

2. Paragraph 33 of the Addendum is deleted in its entirety and is amended to read follows:

     Commencing on January 1, 1997 and continuing through the Renewal Term, Lessee, except as provided below in this paragraph 2, shall be responsible for all repairs and maintenance to the Leased Premises including, but not limited to, trash removal and janitorial services. Notwithstanding any term to the contrary in this Lease, commencing on January 1, 1997 and continuing through the Renewal Term, Lessor shall be responsible for HVAC system repairs and maintenance, structural repairs and structural maintenance of the exterior walls and for the repair and maintenance of the structural columns of the Leased Premises, repair and maintenance of the exterior of the improvements on the Leased Premises, the condition, repair and maintenance of the pavement and curb, landscaping, snow removal, lawn care and cutting and dead maintenance of the foliage on the Leased Premises.

3.   The following is added to the beginning of subparagraph 8(b) of the Lease
     Agreement:

     Except for those items which are responsibility of the Lessor, unless otherwise provided in this Second Amendment, all of the remaining terms and conditions of the Lease remain in full force and effect in accordance with the terms thereof.

4.   The following is added to the end of subparagraph 11(a) of the Lease
     Agreement:

     provided, however, that this subparagraph is inapplicable to any such breakage, leakage, injury or damage resulting to any items which are the responsibility of the Lessor under this Lease.

5.   The following is added to the end of subparagraph 11(b) of the Lease
     Agreement:

     provided, however, that this subparagraph is inapplicable to any such use, misuse, abuse, injury or damage relating to any items which are the responsibility of the Lessor under this Lease.

6. The following is added to the beginning of the second sentence of subparagraph 12(e) of the Lease Agreement:

     Except as otherwise provided in this Lease,

7. All references to "term" or "Term" (which designate the length of time of the Lease) in paragraph 24 of the Lease Agreement and in paragraphs 1, 3, and 7 of the Amendment shall include the Renewal Term of January 1, 1997 to December 31, 1999. The foregoing paragraph numbers are not an exhaustive list of the paragraph numbers in which "term" or "Term" includes the Renewal term of January 1, 1997 to December 31, 1999.

8. Unless otherwise provided in this Second Amendment, all of the remaining terms and conditions of the Lease shall remain in full force and effect in accordance with the terms thereof.

9. The Lease and this Second Amendment are the sole and entire agreement between the parties hereto with respect to the Leased Premises and there are no other terms, obligations, covenants, oral or otherwise, of any kind whatsoever, pertaining to the Leased Premises. This Second Amendment may not be modified, altered, or changed, except by an instrument in writing executed by the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment as of this, the 18 day of Dec, 1996.

                                         LESSEE:

Attest:                                  Waste Concepts, Inc.


 /s/ [ILLEGIBLE]                         By: /s/ Steven C. Sands
-----------------------------               -----------------------------------
(Asst. Secretary)                           Steven C. Sands, President




                                         LESSOR:

Witness:                                 CSR Associates


 /s/ [ILLEGIBLE]                        By: /s/ Carmen S. Carfagno
-----------------------------               -----------------------------------
                                            Carmen S. Carfagno, General Partner